CORPORATE OVERVIEW June 2023 Leveraging unique insights into the chromatin regulatory system to pioneer a new class of precision therapies in oncology and beyond Exhibit 99.1

This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning: the potential outcomes from our collaboration agreements with Lilly and Merck; the initiation, timing, progress and results of our research and development programs and pre-clinical studies and clinical trials, including with respect to our Phase 1 study of FHD-286 in combination with decitabine or cytarabine in relapsed and/or refractory AML patients and anticipated timing of release of clinical data; our ability to advance product candidates that we may develop and to successfully complete preclinical and clinical studies; our ability to leverage our initial programs to develop additional product candidates using our Gene Traffic Control Platform; the impact of exogeneous factors, including macroeconomic and geopolitical circumstances, on our and our collaborators’ business operations, including our research and development programs and pre-clinical studies; developments related to our competitors and our industry; our ability to expand the target populations of our programs and the availability of patients for clinical testing; our ability to obtain regulatory approval for FHD-286 and any future product candidates from the FDA and other regulatory authorities; our ability to identify and enter into future license agreements and collaborations; our ability to continue to rely on our CDMOs and CROs for our manufacturing and research needs; regulatory developments in the United States and foreign countries; our ability to attract and retain key scientific and management personnel; the scope of protection we are able to establish, maintain and enforce for intellectual property rights covering FHD-286, our future products and our Gene Traffic Control Platform; and our use of proceeds from capital-raising transactions, estimates of our expenses, capital requirements, and needs for additional financing. Any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. The Company’s business is subject to substantial risks and uncertainties. Forward-Looking StatementsFORWARD LOOKING STATEMENTS 2

| LARGE MARKET POTENTIAL WELL- FUNDED COLLABORATIONS WITH MAJOR ONCOLOGY PLAYERS SIGNIFICANT VALUE DRIVERS IN 2023 Chromatin biology is implicated in up to 50% of tumors, potentially impacting ~2.5 million patients Foghorn’s current pipeline potentially addresses more than 500,000 of these patients $316.0 million in cash and equivalents (as of 03/31/2023) Provides runway into H2’25 Strategic collaboration with Loxo Oncology at Lilly; $380 million upfront; 50/50 U.S. economic split on two lead programs Merck collaboration to drug single specified transcription factor target; $15 million upfront and up to $410 million in milestones Initial clinical data in uveal melanoma with FHD-286 expected Q2’23 AML combination study with FHD-286 expected to initiate Q3’23 FIRST-IN-CLASS PRECISION MEDICINES TARGETING MAJOR UNMET NEEDS IN CANCER 3 LEADER IN NEW AREA OF CANCER BIOLOGY Foghorn is a leader in targeting chromatin biology, which has unique potential to address underlying dependencies of many genetically defined cancers Broad pipeline of over 15 programs across a range of targets and modalities

| FOGHORN: SIGNIFICANT VALUE CREATION OPPORTUNITIES >500K PATIENTS >2M PATIENTSBy 2026 POTENTIAL PATIENTS IMPACTED BY PIPELINE Today 2 NME INDs 8 NME INDs NEW MOLECULAR ENTITIES TO IND / CLINIC• Validated platform with first-in-class target in the clinic (FHD-286), with Phase 1 dose escalation data expected in Q2 2023 • At least 6 additional potential NME INDs by 2026 • >20 genetically defined tumor types in over 500K patients – includes lung, prostate, bladder, ovarian, colorectal, breast • Opportunity for additional partnerships Potential Impact in >500K Patients Across More Than 20 Tumor Types with 6 Potential New INDs by 2026 4

| UNIQUE INSIGHTS INTO CHROMATIN BIOLOGY Transcription Factor Mutations / Overexpression Chromatin Remodeling Complex Mutations / Overexpression Helicases & Other Chromatin Binding Proteins involved in gene expression / function Enzymatic Inhibitors Highly selective and allosteric small molecule inhibitors Transcription Factor Disruptors Disrupt interactions between chromatin remodeling complexes and transcription factors Potential druggable sites ATP ADP TAILORED DRUGGING APPROACHESCHROMATIN REGULATORY SYSTEM CRITICAL FOR GENE EXPRESSION NOVEL TARGETS GUIDED BY GENETIC DEPENDENCIES Targeted Protein Degradation Molecular glue and bi-functional protein degraders Untapped Area for Novel Targets and Therapeutics Chromatin – compacted form of DNA inside the nucleus of the cell Chromatin Remodeling Complex – specialized multiprotein machineries that allow access to DNA Transcription Factor – proteins that help turn specific genes "on" or "off" by working in concert with the chromatin remodeling complex to bind to DNA 5

| FOGHORN’S VALIDATED GENE TRAFFIC CONTROL® PLATFORM Integrated, Scalable, Efficient – Repeatable Paradigm Deep Mechanistic Understanding of the Chromatin Regulatory System Small Molecule and Degrader Platform Biochemistry, Biophysics and Assays of Large Complexes and Proteins UNIQUE TARGETS SPECIALIZED APPROACH SELECTIVE THERAPEUTICS What to Drug: Identify disease dependencies How to Drug: Biology first - small molecule modality agnostic Where to Drug: Engineer selectivity via unique assays and protein capabilities Transcription Factor Disruptors Enzymatic Inhibitors Targeted Protein Degraders 6

| Selective CBP BROAD PIPELINE ACROSS A RANGE OF TARGETS AND MODALITIES Modality Program Discovery Phase 1 Phase 2 Phase 3 Patient Population* Enzyme Inhibitors Transcription Factor Disruptors Partnered Program AML Combination Study Uveal Melanoma BRG1 Mutated Cancers, e.g. , NSCLC & Bladder Undisclosed Undisclosed FHD-286 (BRG1/BRM) FHD-286 (BRG1/BRM) Selective BRM Undisclosed Undisclosed 3 Discovery Programs UndisclosedUndisclosed Undisclosed 3 Undisclosed Programs Precision Oncology / Breadth and Depth / Over 15 Programs Protein Degraders Selective BRM Selective ARID1B BRG1 Mutated Cancers, e.g., NSCLC & Bladder ARID1A Mutated Cancers, e.g., Ovarian, Endometrial & Colorectal Selective CBP EP300 Mutated Cancers, e.g., Prostate, Bladder, Colorectal, Breast Commercial Rights Over 27,000 Over 5,000 Over 100,000 Over 100,000 Over 175,000 Over 100,000 CBP Mutated & Subsets of EP300 Dependent Cancers Over 100,000EP300 * Per year incidence in the U.S., EU5, Japan | ^ On partial clinical hold FHD-609 (BRD9)^ Synovial Sarcoma & SMARCB1-Loss Tumors Over 2,800 7

Inhibition of the BRG1 and BRM Subunits of the BAF Complex FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex PHASE 1 COMBINATION STUDY FOR AML FHD-286 Is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM Subunits of the BAF Complex

| TARGETING BAF DEPENDENCY IN CANCER BRG1 AND BRM SUBUNITS BRMBRG1 BAF CHROMATIN REMODELING COMPLEX • BRM / BRG1 is the engine (ATPase) of the BAF chromatin remodeling complex • Dependency on BRM / BRG1 is well- established with multiple tumor types, including uveal melanoma, AML / MDS, NSCLC and prostate • Foghorn’s lead asset targeting BRM / BRG1, FHD-286, is a potent, selective, allosteric, small molecule inhibitor of the BRG1 and BRM subunits of the BAF complex • In Phase 1 dose escalation for uveal melanoma • Phase 1 in combination with decitabine or low dose cytarabine for AML initiating in Q3’2023 9

| PRE-CLINICAL AND CLINICAL DATA DEMONSTRATES BROAD-BASED DIFFERENTIATION FHD-286: FIRST-IN-CLASS BROAD-BASED DIFFERENTIATION AGENT WITH SIGNIFICANT COMBINATION POTENTIAL IN AML INITIATING PHASE 1 COMBINATION STUDY SIGNIFICANT OPPORTUNITY ~27,000 drug treated relapsed and/or refractory (R/R) AML patients in G7, with significant unmet need No broad differentiation agent approved in AML Significant opportunity for FHD-286 First-in-class mechanism Differentiation observed in heavily pre- treated patients, regardless of mutational status Peripheral blood and bone marrow blast reductions leading to absolute neutrophil count (ANC) recoveries in a subset of patients Strong combination potential observed in pre-clinical models with multiple agents Phase 1 in combination with decitabine or low dose cytarabine starting in Q3’2023 Focusing on first-line R/R AML patients 10

| FHD-286 HAS THE POTENTIAL TO DIFFERENTIATE LEUKEMIC STEM CELLS WHICH ARE DRIVERS OF RELAPSE IN AML N O R M AL LSC AM L Hematopoietic Stem Cells (HSC) Normal Blood Cells Mutation Leukemic Stem Cell (LSC) Blasts Chemotherapy Therapy-resistant LSCs capable of regenerating new leukemia RELAPSE LSC-targeted therapy Leukemic blasts incapable of repopulating bone marrow RELAPSE-FREE REMISSION • Current AML therapies generally target proliferative blasts • LSCs are drivers of AML relapse • Combined approach of targeting both LSCs and blasts can theoretically prevent relapse 11

| FHD-286 PHASE 1 MONOTHERAPY DOSE ESCALATION OVERVIEW DESIGN PATIENTS • Oral daily dosing of FHD-286 as monotherapy • R/R AML and R/R MDS patients who exhausted all treatment options • Doses tested: 2.5mg, 5.0mg, 7.5mg, 10.0mg once daily • 40 patients enrolled: 36 R/R AML and 4 R/R MDS • 67.5% had 3+ prior lines • Majority with abnormal karyotype (82.5%) and poor genetic risk factors (65% with adverse genetic status) • Broad range of mutations STUDY OBJECTIVES • Safety and tolerability, MTD and/or RP2D • Pharmacokinetics and pharmacodynamics, clinical activity, biomarker analysis 12

| MOST COMMON TRAES MOST COMMON ≥ GRADE 3 TRAES • Dry mouth, increased blood bilirubin, increased ALT, rash • Increased blood bilirubin, hypocalcemia, DS, stomatitis, increased ALT • Number of subjects with DS • 1 R/R AML subject adjudicated as having definitive DS; this subject also had 2 events of Investigator-reported DS • 5 R/R AML subjects adjudicated as indeterminate for DS; 2 of these 5 subjects had at least one event of Investigator- reported DS • Range of Initial Onset: 4 to 42 days EXPERT ADJUDICATION COMMITTEE ASSESSMENT OF DIFFERENTIATION SYNDROME • Potential DS Symptom include: • Pleural effusion, pericardial effusion, volume overload, weight gain, elevated WBC counts, hypotension, ground glass opacities and/or pulmonary infiltrates on imaging without documentation of positive cultures, hypoxia, pyrexia, and/or multi-organ involvement (lung, heart, and/or kidneys) FHD-286 PHASE 1 DOSE ESCALATION SAFETY SUMMARY Overall, adverse event profile consistent with a highly relapsed and/or refractory AML population 13

| PERIPHERAL BLOOD AND BONE MARROW BLAST COUNT REDUCTION LEADING TO ANC RECOVERY IN A SUBSET OF PATIENTS 14* MDS Patient Diagnosis Dose Level Mutations Cytogenetic Risk Cycles on Study ANC Recovery Peripheral Starting Blast % Peripheral Min Blast % Peripheral Blast % Change BMA Starting Blast % BMA Min Blast % BMA Blast % Change AML 10mg N/A Adverse 2.2 YES 15 0 (100) 40 6 (85) AML 10mg DNMT3A, U2AF1, DDX41, CUX1, TP53 Adverse 0.5 N 20 0 (100) 13 2 (85) AML 10mg NRAS, SF3B1 Intermediate 7.3 N 2 0 (100) 12 5 (58) AML 10mg NRAS, BRCA1, MEN1, CDKN1Ap Adverse 0.3 N 80 11 (86) 52 - - AML 10mg D17Z1, TP53 Intermediate 0.6 N 9 1 (89) 9 - - AML 10mg GATA2, ETV6, KDR Intermediate 1.4 N 2 2 0 5 - - AML 7.5mg RUNX1, KRAS, ASXL1, JAK2, TET2, EZH2, ETNK1 Intermediate 2.9 N 83 1 (99) 83 2 (98) AML 7.5mg ASXL1, TP53, U2AF1 Adverse 1.3 N - 5 - 36 14 (61) AML 7.5mg KMT2A rearrangement Adverse 2.8 YES 97 5 (95) 89 48 (46) AML 7.5mg N/A Adverse 4.1 YES 28 4 (86) 25 15 (40) MDS 7.5mg DNMT3A, TP53 Adverse 1.4 N - 0 - 8 5 (38) AML 7.5mg DNMT3A, KRAS, NRAS Adverse 1.8 N 32 2 (94) 47 49 4 AML 7.5mg CBFB (locus at 16q22) Favorable 1.7 YES 32 0 (100) 27 29 7 AML 7.5mg N/A Adverse 0.1 N 35 19 (46) 72 - - AML 7.5mg ASXL1, BCOR, FLT3ITD, NF1, CBL, H1-B, NFE2 Adverse 0.7 N 8 7 (13) 25 - - AML 7.5mg N/A - 0.5 N 0 0 0 8 - - AML 7.5mg NRAS, ASXL2, SRSF2 Adverse 0.1 N 93 - - 17 - - AML 7.5mg ASXL1, DNMT3A, TET2, TP53 Adverse 0.5 N - 4 - - - - AML 7.5mg FLT3ITD Favorable 0.8 N 0 39 - 12 - - *

| PERIPHERAL BLOOD AND BONE MARROW BLAST COUNT REDUCTION LEADING TO ANC RECOVERY IN A SUBSET OF PATIENTS 15* MDS Patient Diagnosis Dose Level Mutations Cytogenetic Risk Cycles on Study ANC Recovery Peripheral Starting Blast % Peripheral Min Blast % Peripheral Blast % Change BMA Starting Blast % BMA Min Blast % BMA Blast % Change AML 5mg RUNX1, NRAS, ASLX1 Adverse 3.1 YES 29 0 (100) 35 12 (66) AML 5mg N/A Adverse 8.0 N - 2 - 11 7 (36) AML 5mg N/A Adverse 1.8 YES 6 0 (100) 24 16 (33) AML 5mg ASXL1, DNMT3A, KRAS, PTPN11, WT1, GRIN2AWT1 Adverse 2.0 N 32 38 19 49 52 6 MDS 5mg RUNX1, NRAS, KRAS, SF3B1, ASXL2, CSF3R, GATA2 Adverse 1.0 YES 5 13 160 11 14 27 MDS 5mg DNMT3a, TET2 Intermediate 1.9 YES 0 0 0 1 2 100 AML 5mg TET2, WT1, GATA2, PLCG2, ARHGEF28, BRD4, CDK12, DDX41, KMT20, PARP1, ZRSR2 Intermediate 1.7 YES 9 0 (100) 18 46 156 AML 5mg KRAS, PTNP11, IRF8, MSH6, RUNX1 - 1.3 N 17 7 (59) - 80 - AML 5mg TP53 Adverse 0.7 N 41 20 (51) 18 - - AML 5mg TP53 Adverse 0.5 N 44 35 (20) 55 - - AML 5mg PPM1D, TP53 Adverse 0.5 N 15 12 (20) 18 - - AML 5mg KRAS, TET2 Adverse 0.6 N 37 32 (14) 56 - - MDS 5mg ASXL1, DNMT3A, IDH1, SRSF2, SF3B1, TET2 - 0.4 N 0 0 0 0 - - AML 5mg N/A Adverse 0.5 N 10 11 13 - - - AML 5mg ASXL1, NRAS, EP300, STAG2, RUNX1, TET2 Adverse 0.1 N 25 32 25 11 - - AML 5mg CEBPA, KMT2C, NCOR1, CBL - 0.3 N 48 75 56 64 - - AML 2.5mg NRAS, WT1 Adverse 1.4 N 36 62 72 45 74 64 AML 2.5mg BCR/ABL, PMLRARA, RUNX1, TET2 - 2.4 N 68 28 (59) 30 - - AML 2.5mg N/A Adverse 0.8 N 7 0 (100) 22 - - AML 2.5mg DNMT3A, KRAS, TP53 Adverse 0.8 N 28 40 46 45 - - AML 2.5mg DNMT3A, TP53 Adverse 1.0 N 4 - 25 - * * *

| PATIENT 5: 25-YEAR-OLD WITH AML OBSERVED MEANINGFUL CLINICAL BENEFIT 25-YEAR-OLD MALE WITH TREATMENT-RELATED AML WITH A KMT2A REARRANGEMENT • Prior AML Treatment: • Progressive disease with CNS Leukemia: 7 lines prior treatment and 2 bone marrow transplants • Prior Non-AML Treatment: • Ewing’s sarcoma: Treated with Chemo/RT/Surgery (VCR, doxo, cyclophos, ifos, etoposide) • Initiation of FHD-286 at 7.5 MG Dose: • Drop in peripheral blast, 97% to 5% • Bone marrow reduction from 89% to 48%, with ANC recovery Initiation of FHD 286 PERIPHERAL BLAST COUNT 100% 0% 50% 5/23/19 11/22/19 5/22/20 5/23/2111/21/20 11/22/21 ABSOLUTE NEUTROPHIL COUNT 10 5 10/13/21 10/24/21 11/4/21 11/14/21 11/25/21 12/6/21 0 Initiation of FHD 286 16 1st SCT 2nd SCT

| PATIENT 7: 47-YEAR-OLD WITH SECONDARY AML SHOWED CLEAR SIGNS OF DIFFERENTIATION BONE BLAST REDUCTION FROM 40% TO 6% BONE MARROW ASPIRATE DEMONSTRATING CLEAR EVIDENCE OF DIFFERENTIATION 47-YEAR-OLD MALE WITH SAML WITH AN ABNORMAL KARYOTYPE (DEL (7Q), INV (3), DER (7;12), -8, ADD(1)) • Prior AML Treatment: • Progressive disease: 4 lines prior treatment and 2 bone marrow transplants • Prior non-AML treatment: • MDS with inv(3) and der(7;12) and ASXL1 mut. Received AZA x 4. • Initiation of FHD-286 at 10 MG Dose • Bone marrow blast from 40% to 6% with clear evidence of differentiation with persistence of cytogenetics abnormalities. ANC recovery. 17

| Dose Level Mutations Cytogenetics Risk Starting CD11b% Max CD11b% CD11b+ Fold Change Starting CD34% Min CD34% CD34+ % Decrease 10mg N/A Adverse 7 62 9.2x 94 27 (71%) 7.5mg CBFB (locus at 16q22) 2 94 59.4x 70 2 (97%) 7.5mg KMT2A rearrangement Adverse 3 58 21.4x 85 9 (90%) 7.5mg RUNX1, KRAS, ASXL1, JAK2, TET2, EZH2, ETNK Adverse 5 73 15x 95 18 (81%) 7.5mg N/A Adverse 8 52 6.3x 94 33 (65%) 7.5mg ASXL1, TP53, U2AF1 Adverse 19 63 3.3x 92 51 (45%) 5mg RUNX1, NRAS, KRAS, SF3B1, ASXL2, CSF3R, GATA2 Adverse 3 74 29x 94 19 (80%) 5mg RUNX1, NRAS, ASLX1 Adverse 4 97 22.8x 98 7 (93%) 5mg N/A Adverse 6 79 13x 93 11 (88%) 5mg TET2, WT1 GATA2 PLCG2 ARHGEF28, BRD4, CDK12, DDX41, KMT20, PARP1, ZRSR2 3 24 8.1x 86 62 (27%) 5mg N/A Adverse 4 28 6.5x 93 66 (29%) 5mg DNMT3a, TET2 21 88 4.1x 30 4 (88%) 2.5mg NRAS, WT1 Adverse 3 13 4.8x 93 89 (4%) FHD-286 DEMONSTRATED DIFFERENTIATION ACROSS A BROAD RANGE OF GENETIC BACKGROUNDS CD11b (marker of differentiation) increases CD34 (leukemic stem cell marker) decreases 18

| PATIENT BONE MARROW SHIFTS FROM LEUKEMIC STEM CELL-LIKE TO DIFFERENTIATED PHENOTYPE DURING FHD-286 THERAPY • Single-cell RNA-seq of patient bone marrow aspirates show that marrow is heavily infiltrated with leukemic stem cell-like blasts at screening • On treatment aspirates demonstrate that the bone marrow has lost leukemic stem cell phenotype and shifted to a more mature phenotype • These samples recapitulate pre-clinical data of FHD-286’s impact on leukemic stem cell potential • Similar effects observed across 5.0mg, 7.5mg and 10.0mg dose levels SINGLE CELL RNA-SEQ OF PATIENT BONE MARROW AFTER ONE CYCLE AT 5.0MG DIFFERENTIATED MYELOID GENE SIGNATURE Screening On Tx CLINICAL PATIENT SAMPLES SHOW LOSS OF LEUKEMIC STEM CELL IDENTITY AND TRANSFORMATION TO DIFFERENTIATED MARROW LE U K EM IC S TE M N ES S G EN E SI G N AT U R E 19

| PRE-CLINICAL DATA DEMONSTRATE BROAD SINGLE AGENT AML ACTIVITY WITH SIGNIFICANT POTENTIAL FOR COMBINATION 0 20 40 60 0 25 50 75 100 MLL-AF9 + FLT3-TKD Luc/GFP PDX Days, post-infusion % S ur vi va l FHD-286 + decitabine (n=8) 1 mg/kg decitabine (n=7) 1.5 mg/kg FHD-286 (n=7) Vehicle (n=7)6 weeks Rx ✱ ✱ ✱ ✱ ✱ 0 50 100 150 200 250 0 25 50 75 100 mtNPM1 + FLT3-ITD Luc/GFP AML PDX Days, post-infusion % S ur vi va l Vehicle (n=7) 1.5 mg/kg FHD-286 (n=8) 50 mg/kg B.I.D. SNDX-5613 (n=8) FHD-286 + SNDX-5613 (n=8) 8 weeks Rx ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ 0 25 50 75 100 0 25 50 75 100 mtNPM1 + FLT3-ITD Luc/GFP AML PDX Days, post-infusion % S ur vi va l Vehicle (n=7) 1.5 mg/kg FHD-286 (n=8) 30 mg/kg OTX015 (n=7) FHD-286 + OTX015 (n=7) 8 weeks Rx ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ ✱ OTX015: BET inhibitor SNDX-5613: Menin inhibitor MV4, 11 FLT3 ITD CDX mtNPM1 + FLT3 ITD Luc/GFP AML MLL-AFP + FLT3 TKD Luc/GFP PDX mtNPM1 + FLT3 ITD Luc/GFP AML PDX 20

| FHD-286 PHASE 1 COMBINATION STUDY OVERVIEW Plans to commence in Q3’2023 VALIDATION OF DEPENDENCY AND APPROACH 21 DESIGN DS MANAGEMENT • Standard 3+3 dose escalation design • Oral daily dosing of FHD-286 in combination with either fixed dose decitabine or fixed dose cytarabine • R/R AML patients • Allows for first-line relapsed and/or refractory AML patients • Combination of FHD-286 with decitabine or cytarabine may mitigate the risk for differentiation syndrome given the cytoreductive properties of these agents • Adjudication committee • Enhanced monitoring and guidelines STUDY OBJECTIVES • Safety, tolerability and efficacy of the combination regimens • Pharmacokinetics and pharmacodynamics, biomarker analysis

Inhibition of the BRG1 and BRM Subunits of the BAF Complex FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex PHASE 1 DOSE ESCALATION FOR METASTATIC UVEAL MELANOMA FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM Subunits of the BAF Complex

| SIGNIFICANT UNMET NEED IN UVEAL MELANOMA Most Common Form of Eye Cancer UVEAL MELANOMA OVERVIEW Market Opportunity: • Over 2,500 new metastatic UM patients impacted per year in the U.S. / over 5,000 U.S. and E.U. • Potential additional opportunity in the adjuvant and neo- adjuvant settings Limited Treatment Options: • Treatment options include enucleation, checkpoint inhibitors, KIMMTRAK and chemotherapy/radiation • KIMMTRAK is indicated for HLA-A2+ haplotype (~40% of the metastatic patient population) New UM patients per year over 5,000 mUM - Metastatic patients Over 2,500 HLA-A2+ ~ 50% of patients develop metastases over time ~ 40% UVEAL MELANOMA MARKET ~ 40% ~ 60% HLA-A2- 23

| POTENTIAL DEFINITIVE EFFICACY TRIALS & INDICATION EXPANSIONPHASE 1 DOSE ESCALATION STUDY PHASE 1 EXPANSION STUDIES 24 • Evaluate identified dose(s) • Consider refined patient population, if necessary • Consider exploration of combination partners • Assess safety, PK, biomarkers and therapeutic activity • Potential for entry into definitive efficacy trials in metastatic UM • Potential for indication expansion FHD-286 FOR METASTATIC UVEAL MELANOMA Clinical Development Plan Initial clinical data in uveal melanoma with FHD-286 expected Q2’23 • 3+3 cohort design • Retrospective biomarker analysis to further evaluate safety and efficacy • Assess safety, PK, biomarkers and therapeutic activity • Identify dose(s) for expansion

| THERAPEUTIC RATIONALE FOR UVEAL MELANOMA Dependency on Two Lineage Transcription Factors: MITF / SOX10 SOX10 MITF OVER 85% OF UVEAL MELANOMA CANCERS HAVE GNAQ OR GNA11 MUTATIONS VALIDATION OF DEPENDENCY AND APPROACHBIOLOGY CANCER CELL LINES CANCER CELL LINES 25 MITF CHIPseq SOX10 CHIPseq

| DOSE-DEPENDENT TUMOR REGRESSION IN UVEAL MELANOMA CDX MODELS AT TOLERATED DOSES WITH FHD-286 MP-46 UVEAL MELANOMA CDX MODEL o Dose-dependent tumor growth inhibition o Well-tolerated 92-1 UVEAL MELANOMA CDX MODEL o Dose-dependent tumor growth inhibition o Tumor regression at 1.5 mg / kg, PO, QD o Well-tolerated 0 7 14 21 28 0 300 600 900 1200 Days Post Treatment Tu m or V ol um e (m m 3 ) 0 7 14 21 28 80 90 100 110 120 Days Post Treatment Bo dy W ei gh t C ha ng e (% ) 0 5 10 15 20 0 150 300 450 600 750 900 Days Post Treatment Tu m or V ol um e (m m 3 ) 0 5 10 15 20 80 90 100 110 120 Days Post Treatment Bo dy W ei gh t C ha ng e (% ) 26 Tumor Volume Tumor Volume Body Weight Body Weight

SELECTIVE BRM MODULATORS FOR BRG1 MUTATED CANCERS Enzymatic Inhibitor and Protein Degrader Programs Targeting BRG1 Mutated Cancers (e.g., NSCLC), 30+ Cancers with BRG1 Mutations FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex

| BRG1 MUTATIONS CREATE A GENETIC DEPENDENCY ON BRM BRG1 B R M D ep en de nc y Sc or e CANCER CELL LINES Selective BRM Modulators Overview BRM Target / Approach • BRM • Enzymatic inhibitor • Targeted protein degrader Indications • BRG1 mutated cancers (e.g., NSCLC), 30+ cancers with BRG1 mutations Mutation / Aberration • BRG1 Stage • Pre-clinical New Patients Impacted / Year* • > 100,000 Economics of Lilly Collaboration • 50/50 U.S. economics • Tiered ex-U.S. royalties starting in the low double-digit range and escalating into the twenties * Per year incidence in the U.S., EU5, Japan 28

| Cancer Of Unknown Primary Skin Cancer, Non-Melanoma Non-Small Cell Lung Cancer Bladder Cancer Endometrial Cancer Colorectal Cancer Melanoma Cervical Cancer Thymic Tumor Esophagogastric Cancer Peripheral Nervous System Small Cell Lung Cancer 0% 5% 10% 15% BRG1 MUTATED ACROSS RANGE OF TUMORS BRG1 MUTATED IN UP TO 10% OF NSCLC TUMORS, MINIMAL OVERLAP WITH OTHER MUTATIONS BRG1 MUTATED IN ~5% OF ALL TUMORS Broad Addressable Patient Population 29

| BRM SELECTIVE INHIBITOR IN VIVO EFFICACY Demonstrates PK / PD and In Vivo Efficacy in a BRG1 Mutant Lung CDX Model Plasma Exposure A549-BRG1 MUTANT NSCLC MODEL Cisplatin 4 mg / kg (IP) FHT-BRMi 15 mg / kg (BID) FHT-BRMi 30 mg / kg (BID) Vehicle Control (BID) 30 Tumor Volume Tu m or v ol um e (m m 3 ) Days after implantation B od y w ei gh t ( % D ay 0 ) M ea n un bo un d pl as m a co nc (n M ) Time (h) Days after implantation Body Weight BRG1 cellular IC50 BRM cellular IC50

| ENZYMATIC SELECTIVITY APPROACHING 200X ACHIEVED BRG1 vs BRM ATPase activity BRM IC50 (uM) B R G 1 IC 50 (u M ) 31

| DEGRADERS CAUSE TIME- AND DOSE-DEPENDENT BRM DEGRADATION, ANTIPROLIFERATIVE EFFECTS IN A549 BRG1 MUTANT NSCLC LUNG MODEL ADVANCING BRM SELECTIVE DEGRADERS Achieving Complete BRM Degradation BRM / BRG1 HIBIT DATA A549 TEN-DAY PROLIFERATION ASSAY 32 0.01 0.1 1 10 100 -50 0 50 100 150 FHX-NSXLX Conc (uM) % in hi bi tio n FHT-BRMd BRM BRG1 % Inhibition of Cell Growth % d eg ra da tio n (% ) % in hi bi tio n Concentration (uM) Concentration (uM)

SELECTIVE CBP PROTEIN DEGRADER FOR EP300 MUTATED CANCERS Implicated in Subsets of Cancers Including Bladder, Colorectal, Breast, Gastric and Lung

| ADVANCING HIGHLY SELECTIVE CBP PROTEIN DEGRADER FOR EP300 MUTATED CANCERS Selective CBP Protein Degrader Overview * Per year incidence in the U.S., EU5, Japan Target / Approach • CREB binding protein (CBP) • Targeted protein degrader Initial Indication • EP300 mutated cancers (e.g., subsets of prostate, bladder, colorectal, breast, gastric and lung cancers) Mutation / Aberration • EP300 mutated cancers Stage • Pre-clinical New Patients Impacted / Year* • Over 100,000 34 C B P D ep en de nc y Sc or e CANCER CELL LINES

| ADVANCEMENT OF HIGHLY SELECTIVE CBP DEGRADERS 35 SELECTIVE CBP DEGRADATION Osteosarcoma Cell Line Endogenous IF 0 1 2 3 4 5 0 25 50 75 100 125 Selective CBP Degrader U2OS log[nM] av er ag e in te ns ity no rm al iz ed to D M S O CBP EP300 Av er ag e In te ns ity N or m al iz ed to D M SO Log [nM] l tive CBP Degrader U2OS EP300 HiBiT-EP300 U2OS 0 5 1 0 1 5 2 0 2 5 0 .0 0 .5 1 .0 1 .5 Time (hr) Fr ac tio na l Lu m in es ce nc e (R L U ) DMSO 3 uM 1 uM 370 nM 123 nM 41 nM 13 nMFr ac tio na l L um in es ce nc e (R LU ) Ti e (hr) DMSO 3 nM nM 23 nM nM uM 3 uM Dmax: 88% 0 5 1 0 1 5 2 0 2 5 0 .0 0 .5 1 .0 1 .5 Time (hr) Fr ac tio na l Lu m in es ce nc e (R LU ) DMSO 3 uM 1 uM 370 nM 123 nM 41 nM 13 nM HiBiT-CBP U2OS Fr ac tio na l L um in es ce nc e (R LU ) Ti (hr) DMSO 13 nM 1 nM 123 nM 370 nM 1 uM 3 uM

| HIGHLY SELECTIVE DEGRADER OF CBP DEMONSTRTES CBP-DEPENDENT CELL KILLING ACROSS MULTIPLE CANCERS Colorectal CancerGastric Cancer 0.1 1 10 100 1000 10000 100000 0 50 100 150 Cmpd[nM] RKO (EP300 mutant) HT29 (CBP/EP300 Wt) % C el l V ia bi lit y Cmpd [nM] HT29 (CBP/EP300 WT) RFO (EP300 mutant) % C el l V ia bi lit y 0.1 1 10 100 1000 10000 100000 0 50 100 150 Cmpd[nM] AGS (EP300 mutant) IM95 (CBP/EP300 Wt) Cmpd [nM] IM95 (CBP/EP3 0 WT) AGS (EP300 mutant) 0.001 0.01 0.1 1 0 25 50 75 100 125 Cmpd [uM] % C el l V ia bi lit y 647V (CBP dependent) 639V (CBP dependent) UM-UC-3 (Dual dependent) ScaBER (Dual dependent) % C el l V ia bi lit y Cmpd [u ] UM-UC-3 (CBP/EP300 WT) ScaBER (CBP/EP300 WT) 647V (EP300 mutant) 639V (EP300 mutant) Bladder Cancer CELL PROLIFERATION ASSAYS 36

SELECTIVE EP300 PROTEIN DEGRADER FOR CBP MUTANT CANCERS & EP300 DEPENDENT MALIGNANCIES Implicated in CBP Mutated Cancers and Subsets of EP300 Dependent Malignancies (e.g., Bladder, NSCLC, Various Lymphomas and Leukemias)

| ADVANCING HIGHLY SELECTIVE EP300 PROTEIN DEGRADER FOR CBP MUTANT CANCERS & EP300 DEPENDENT MALIGNANCIES Selective EP300 Protein Degrader Overview * Per year incidence in the U.S., EU5, Japan Target / Approach • E1A binding protein p300 (EP300) • Targeted protein degrader Initial Indication • CBP mutant cancers and subsets of EP300 dependent malignancies (e.g., bladder, NSCLC, various lymphomas and leukemias) Mutation / Aberration • CBP mutant cancers • EP300 dependent malignancies Stage • Pre-clinical New Patients Impacted / Year* • Over 100,000 38 EP 30 0 D ep en de nc y Sc or e CANCER CELL LINES

| ADVANCEMENT OF HIGHLY SELECTIVE EP300 DEGRADERS 39 SELECTIVE EP300 DEGRADATION (Osteosarcoma Cell Line) CELL PROLIFERATION ASSAYS (EP300 Dependent vs. Non-Dependent Cell Lines) HiBiT-CBP U2OS HiBiT-EP300 U2OS Time (hr) Time (hr) HiBiT Assay 1 10 100 1000 10000 0 50 100 150 Cmpd [nM] % L um in es ce nc e no rm al iz ed to D M S O CBP EP300 % L um in es ce nc e N or m al iz ed to D SM O Cmpd [nM] C EP3 % C el l V ia bi lit y 0.1 1 10 100 1000 10000 100000 0 50 100 150 Cmpd [nM] VCAP (EP300 Dep) MM1S (EP300 Dep) SKOV3 ScaBER V3 aBER P (EP300 Dep) 1S (EP300 Dep) C pd [nM] SKOV3: Ovarian cancer ScaBER: Bladder Cancer VCAP: Prostate cancer MM1S: Multiple myeloma

SELECTIVE ARID1B PROTEIN DEGRADER FOR ARID1A MUTATED CANCERS Protein Degrader Targeting ARID1A Mutated Cancers, the Most Mutated Subunit in the BAF Complex (e.g., Ovarian, Endometrial, Colorectal, Bladder and Other Cancers)

| ARID1A: MOST MUTATED SUBUNIT IN BAF COMPLEX – CREATES DEPENDENCY ON ARID1B Selective ARID1B Protein Degrader Overview * Per year incidence in the U.S., EU5, Japan ARID1A ARID1B AR ID 1B D ep en de nc y Sc or e CANCER CELL LINES Target / Approach • ARID1B • Targeted protein degrader Initial Indication • ARID1A mutated cancers Mutation / Aberration • ARID1A mutations (e.g., ovarian, endometrial, colorectal, bladder and other cancers) Stage • Pre-clinical New Patients Impacted / Year* • > 175,000 41

| ~5% of all solid tumors harbor ARID1A mutations ARID1A MUTATED CANCERS: SIGNIFICANT OPPORTUNITY ARID1A Mutated Across Range of Tumors Cancer Types C om pl ex s ub un its ACTL6A ACTL6B ARID1A ARID1B ARID2 BCL11A BCL11B BCL7A BCL7B BCL7C BRD7 BRD9 BAF45B BAF45D BAF45C PBRM1 BAF45A BRM BRG1 BAF47 BAF155 BAF170 BAF60A BAF60B BAF60C BAF57 SS18 SS18L1 BAF Complex Uterine Bladder Stomach Cholangiocarcinoma Liver Esophageal Ovarian Colorectal Melanoma 0% 10% 20% 30% 40% Hodges et al. 2017 42

| TARGETING ARID1A MUTATED CANCERS: ARID1B PROTEIN DEGRADER GENE TRAFFIC CONTROL PLATFORM PROTEIN DEGRADER CAPABILITIES • Platform produces BAF complexes and subcomplexes containing either ARID1A or ARID1B at scale • Enables proprietary screens against ARID1B • Utilize protein degrader toolbox to create ARID1B hetero-bifunctional degraders PROGRAM STATUS • Validated selective chemical binders of ARID1B • In process of expanding binders into novel selective protein degraders • Assessing outcomes of ARID1B degradation and impact on BAF complex formation ARID1B Highly purified ARID1B / BAF complex Advantaged by Gene Traffic Control Platform and Protein Degrader Capabilities 43

TRANSCRIPTION FACTORS A NOVEL APPROACH FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex

| TFS ARE COMPELLING DRUG TARGETS… …BUT HISTORICALLY DIFFICULT TO TARGET • Highly involved in gene expression • Implicated in range of cancers and other diseases • Featureless surface: no druggable binding pocket • Tight interactions with DNA: undruggable affinities A NEW APPROACH TO DRUGGING TRANSCRIPTION FACTORS Enabled by Proprietary Ability to Purify and Synthesize Chromatin Regulatory System Components HISTORICAL FOCUS POTENTIAL DRUGGABLE SITES FOGHORN’S FOCUS FOGHORN HAS A NEW APPROACH FOCUSING ON INTERACTION WITH BAF • Druggable binding pockets • Druggable affinities 45

| TRANSCRIPTION FACTORS BIND TO BAF DIRECTLY WITH HIGH DEGREE OF SPECIFICITY Unique Insights into Where and How Transcription Factors Bind MASS SPEC. FOOT-PRINTING PULL-DOWN ASSAYS Foghorn’s collection of BAF sub-complexes and domains BIOPHYSICAL BIOCHEMICAL STRUCTURAL AUC / SPR / ITC TR-FRET / FP Crystal / NMR SPI1 MAPPING THE TF-BAF INTERACTION VALIDATING THE TF-BAF INTERACTION SPI1 TF B TF C TF D

| • >100 TFs estimated associated with BAF • Foghorn pursuing multiple TFs in parallel • Approach highly scalable and potential broad application – other chromatin remodeling complexes and other diseases HIGHLY SCALABLE APPROACH TO ADDRESS SIGNIFICANT UNMET MEDICAL NEED DRIVES MERCK COLLABORATION Potential to Drug > 100 TFs Associated with BAF • Merck collaboration to drug single specified transcription factor target • $15 million upfront; up to $410 million in research, development, regulatory and sales-based milestones • Up to low double-digit royalties on product sales TRANSCRIPTION FACTOR DISRUPTORS Potential druggable sites 47

| Selective CBP BROAD PIPELINE ACROSS A RANGE OF TARGETS AND MODALITIES Modality Program Discovery Phase 1 Phase 2 Phase 3 Patient Population* Enzyme Inhibitors Transcription Factor Disruptors Partnered Program AML Combination Study Uveal Melanoma BRG1 Mutated Cancers, e.g. , NSCLC & Bladder Undisclosed Undisclosed FHD-286 (BRG1/BRM) FHD-286 (BRG1/BRM) Selective BRM Undisclosed Undisclosed 3 Discovery Programs UndisclosedUndisclosed Undisclosed 3 Undisclosed Programs Precision Oncology / Breadth and Depth / Over 15 Programs Protein Degraders Selective BRM Selective ARID1B BRG1 Mutated Cancers, e.g., NSCLC & Bladder ARID1A Mutated Cancers, e.g., Ovarian, Endometrial & Colorectal 48 Selective CBP EP300 Mutated Cancers, e.g., Prostate, Bladder, Colorectal, Breast Commercial Rights Over 27,000 Over 5,000 Over 100,000 Over 100,000 Over 175,000 Over 100,000 CBP Mutated & Subsets of EP300 Dependent Cancers Over 100,000EP300 * Per year incidence in the U.S., EU5, Japan | ^ On partial clinical hold FHD-609 (BRD9)^ Synovial Sarcoma & SMARCB1-Loss Tumors Over 2,800

| LARGE MARKET POTENTIAL WELL- FUNDED COLLABORATIONS WITH MAJOR ONCOLOGY PLAYERS SIGNIFICANT VALUE DRIVERS IN 2023 Chromatin biology is implicated in up to 50% of tumors, potentially impacting ~2.5 million patients Foghorn’s current pipeline potentially addresses more than 500,000 of these patients $316.0 million in cash and equivalents (as of 03/31/2023) Provides runway into H2’25 Strategic collaboration with Loxo Oncology at Lilly; $380 million upfront; 50/50 U.S. economic split on two lead programs Merck collaboration to drug single specified transcription factor target; $15 million upfront and up to $410 million in milestones Initial clinical data in uveal melanoma with FHD-286 expected Q2’23 AML combination study with FHD-286 expected to initiate Q3’23 FIRST-IN-CLASS PRECISION MEDICINES TARGETING MAJOR UNMET NEEDS IN CANCER 49 LEADER IN NEW AREA OF CANCER BIOLOGY Foghorn is a leader in targeting chromatin biology, which has unique potential to address underlying dependencies of many genetically defined cancers Broad pipeline of over 15 programs across a range of targets and modalities

APPENDIX FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex

FHD-286 FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex PHASE 1 COMBINATION STUDY FOR AML FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM Subunits of the BAF Complex

| SIGNIFICANT UNMET NEED REMAINS IN R/R AML REGARDLESS OF GENOMIC ALTERATIONS 52 30% FHD-286 OPPORTUNITY 30% FHD-286 OPPORTUNITY US: ~ 11,500 patients G6: ~ 16,800 patients FIT UNFIT INTENSIVE CHEMO (IC) VEN/HMA Epidemiology: DRG 2022 AML Report; Market Shares: Cerner Enviza CancerMPact Treatment Architecture, August 2022 1LRR 1LRR ~27,000 DRUG TREATED RELAPSED AND/OR REFRACTORY AML PATIENTS IN G7

| PHASE 1 MONOTHERAPY DOSE ESCALATION PATIENT CHARACTERISTICS Highly Relapsed and Refractory, Abnormal Karyotype, and Poor Genetic Risk Factors 2.5 mg QD N=5 5 mg QD N=16 7.5 mg QD N=13 10 mg QD N=6 Total N=40 Age (years) Median (min, max) 73.0 (61, 84) 67.5 (43, 80) 66.0 (25, 75) 45.0 (27, 79) 65.5 (25, 84) ECOG status at baseline, n (%) 0 0 5 (31.3) 5 (38.5) 3 (50.0) 13 (32.5) 1 4 (80.0) 8 (50.0) 7 (53.8) 3 (50.0) 22 (55.0) 2 1 (20.0) 3 (18.8) 1 (7.7) 0 5 (12.5) Type of AML/MDS, n (%) De novo AML 0 8 (50.0) 6 (46.2) 3 (50.0) 17 (42.5) Secondary AML 5 (100) 5 (31.3) 6 (46.2) 3 (50.0) 19 (47.5) MDS 0 3 (18.8) 1 (7.7) 0 4 (10.0) Number of prior lines of systemic anti-cancer therapy for AML/MDS Median (min, max) 3 (1, 5) 3 (1, 6) 4 (1, 7) 3 (1, 5) 3 (1, 7) Risk stratification by genetics at screening, n (%) Favorable 0 0 2 (15.4) 0 2 (5.0) Intermediate 0 1 (6.3) 0 3 (50.0) 4 (10.0) Adverse 4 (80.0) 10 (62.5) 9 (69.2) 3 (50.0) 26 (65.0) Unknown/missing 0 / 1 (20.0) 5 (31.3) / 0 2 (15.4) / 0 0 / 0 7 (17.5) /1 (2.5) AML=acute myeloid leukemia; ECOG=Eastern Cooperative Oncology Group; Max=maximum; MDS=myelodysplastic syndrome; Min=minimum; MPD=myeloproliferative disease; QD=once daily. 53

| PHASE 1 MONOTHERAPY DOSE ESCALATION SAFETY SUMMARY 2.5 mg QD N=5 5 mg QD N=16 7.5 mg QD N=13 10 mg QD N=6 Total N=40 Any grade TRAE 5 (100) 15 (93.8) 10 (76.9) 4 (66.7) 34 (85.0) Dry mouth 0 8 (50.0) 3 (23.1) 0 11 (27.5) Increased blood bilirubin 0 4 (25.0) 3 (23.1) 2 (33.3) 9 (22.5) ALT increased 1 (20.0) 4 (25.0) 2 (15.4) 1 (16.7) 8 (20.0) Rash 1 (20.0) 4 (25.0) 1 (7.7) 2 (33.3) 8 (20.0) Diarrhea 0 4 (25.0) 2 (15.4) 1 (16.7) 7 (17.5) Nausea/vomiting 0 5 (31.3) 0 2 (33.3) 7 (17.5) Fatigue 1 (20.0) 5 (31.3) 0 1 (16.7) 7 (17.5) Dysgeusia 0 4 (25.0) 0 2 (33.3) 6 (15.0) Decreased appetite 1 (20.0) 3 (18.8) 0 1 (16.7) 5 (12.5) AST increased 0 4 (25.0) 1 (7.7) 0 5 (12.5) Hypocalcemia 2 (40.0) 1 (6.3) 0 1 (16.7) 4 (10.0) Differentiation syndrome 1 (20.0) 1 (6.3) 2 (15.4) 0 4 (10.0) Mucosal inflammation 1 (20.0) 1 (6.3) 2 (15.4) 0 4 (10.0) Peripheral edema 1 (20.0) 2 (12.5) 1 (7.7) 0 4 (10.0) Any Grade Treatment-Related Adverse Events Occurring in >10% of Subjects 54

| PHASE 1 MONOTHERAPY DOSE ESCALATION SAFETY SUMMARY 2.5 mg QD N=5 5 mg QD N=16 7.5 mg QD N=13 10 mg QD N=6 Total N=40 Grade ≥3 TRAEs 1 (20.0) 9 (56.3) 8 (61.5) 2 (33.3) 20 (50.0) Increased blood bilirubin 0 2 (12.5) 2 (15.4) 1 (16.7) 5 (12.5) Hypocalcemia 1 (20.0) 1 (6.3) 0 1 (16.7) 3 (7.5) Differentiation syndrome 0 1 (6.3) 2 (15.4) 0 3 (7.5) Stomatitis 0 2 (12.5) 1 (7.7) 0 3 (7.5) ALT increased 0 1 (6.3) 2 (15.4) 0 3 (7.5) Rash 0 1 (6.3) 1 (7.7) 0 2 (5.0) Fatigue 0 1 (6.3) 0 1 (16.7) 2 (5.0) Mucosal Inflammation 0 0 2 (15.4) 0 2 (5.0) Diarrhea 0 2 (12.5) 0 0 2 (5.0) Grade 3 or Higher Treatment-Related Adverse Events Occurring in >5% of Subjects 55

| FHD-286 SIGNIFICANTLY REDUCES LEUKEMOGENIC POTENTIAL IN IN VIVO TRANSPLANT MODEL LEUKEMOGENIC POTENTIAL TRANSPLANT MODEL 109 1010 1.5 mg/kg FHD-286 (n=4) Vehicle (n=4) mtNPM1 + FLT3-ITD Luc/GFP AML PDX Total Bioluminescent Flux (p/s) Post 5-weeks of Rx 0.0104 Veh icl e 1.5 m g/k g FHD28 6 15 20 25 30 35 VE H IC LE 1. 5 M G /K G FH D -2 86 107 108 109 FHD-286 Vehicle mtNPM1 + FLT3-ITD Luc/GFP AML PDX leukemia burden after re-transplant (post-5 weeks of earlier Rx) Total Bioluminescent Flux (p/s) (3 weeks post cell re-infusion) ✱ ✱ ✱ ✱ 3 weeks post re-transplant (p< 0.0001) Tumor bearing animals treated for 5 weeks and then sacrificed Spleens and bone marrow removed and assessed Bone marrow from sacrificed animals transplanted into new, non- tumor bearing animals; monitored for relapse mtNPM1 + FLT3 ITD Luc/GFP AML PDX mtNPM1 + FLT3 ITD Luc/GFP AML PDX mtNPM1 + FLT3 ITD Luc/GFP AML PDX Leukemia burden after re-transplant (post-5 weeks of arlier Rx) 56

| • Mature differentiated cells are functionally specialized and compose the majority of cells in the body • Cancer cells often revert to a more stem-like state in order to gain self-renewal and resistance phenotypes • CD34 is a marker of hematopoietic stem cells that can differentiate into CD11b+ mature myeloid cells • During the differentiation process, CD11b+ cells increase and CD34+ cells decrease INCREASES IN CD11b+ CELLS AND DECREASES IN CD34+ CELLS ARE ASSOCIATED WITH DIFFERENTIATION AGENTS COMMON MYELOID PROGENITOR MYELOBLAST MONOCYTE HIGH CD34+ LOW CD11b+ STEM CELL-LIKE DIFFERENTIATED LOW CD34+ HIGH CD11b+ 57

| ROBUST DIFFERENTIATION EFFECT OBSERVED IN AML PRE-CLINICAL MODELS DAY 14 SAMPLE (EVI-1 MUT) MORPHOLOGIC CHANGES OBSERVED IN PATIENT DERIVED CELL MODELS TREATED WITH FHD-286 FHD-286 CAUSES DIFFERENTIATION IN AML CELL LINES 0 10 20 30 0 10 20 30 40 50 nM, FHD-286, 7 days % d iff er en tia te d ce lls (m ye lo cy te s an d m et as ) OCI-AML3 MOLM13 CONTROL 58

STRATEGIC PARTNERSHIP LOXO ONCOLOGY AT LILLY FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex

| 50/50 U.S. ECONOMICS ON TWO PROGRAMS 50/50 U.S. economic split on BRM-Selective and another undisclosed program Tiered ex-U.S. royalties starting in the low double-digit range and escalating into the twenties based on revenue levels $380 MILLION UPFRONT $300 million cash payment $80 million investment in Foghorn common stock at a price of $20 per share THREE UNDISCLOSED DISCOVERY PROGRAMS Option to participate in a percentage of the U.S. economics Tiered ex-U.S. royalties from the mid- single digit to low-double digit range $1.3 billion in potential milestones STRATEGIC COLLABORATION WITH LOXO ONCOLOGY AT LILLY Foghorn to Lead Discovery and Research Activities 60

THE CHROMATIN REGULATORY SYSTEM ORCHESTRATES GENE EXPRESSION FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex

| THE CHROMATIN REGULATORY SYSTEM ORCHESTRATES GENE EXPRESSION Two Major Components Work in Concert: Chromatin Remodeling Complexes and Transcription Factors CHROMATIN Chromatin – compacted form of DNA inside the nucleus of the cell 1 | CHROMATIN REMODELING COMPLEX AND TRANSCRIPTION FACTOR Work together to orchestrate gene expression 2 | RIGHT GENES TFs guide chromatin remodeling complexes to the right locations 3 | NORMAL GENE EXPRESSION Once chromatin is unpacked, gene expression can occur 62

| Mutation or overexpression in chromatin remodeling complex results in abnormal gene expression Mutated or overexpressed TF hijacks chromatin remodeling complex to wrong location DISEASE Abnormal Gene Expression DISEASE Abnormal Gene Expression BREAKDOWNS IN THE CHROMATIN REGULATORY SYSTEM CAN LEAD TO DISEASE 63

| BAF Complex Subunits Mutated and Dysregulated in Cancer 28 Chromatin Remodeling Complexes and >1,000 TFs CHROMATIN REGULATORY SYSTEM Estimate >100 Transcription Factors Associated with Just the BAF Complex BAF COMPLEX AND ASSOCIATED TRANSCRIPTION FACTORS Abundance of Targets within the BAF Complex 64

PLATFORM & DRUGGING CAPABILITIES FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex

| PRODUCTION OF CHROMATIN REGULATORY SYSTEM COMPONENTS PLATFORM IS POWERED BY ABILITY TO PRODUCE COMPONENTS AT SCALE Drives Drug Discovery Pipeline with Cutting Edge Technology BENEFITS Surface Mapping Assembly Affinity Screening & Validation HTS Biophysics/SPR Characterize TF / BAF Binding Sites Synthesize subcomplexes to enable drug discovery ASMS on full complex to yield novel degraders Multiple screening options with full complex Validation of novel small molecule binders FEATURES 66

| CURRENT APPROACH OPTIMIZATION OF DEGRADER DRUG PROPERTIES DEGRADER CHEMICAL TOOLBOX • A leader in developing heterobifunctional degraders for clinical evaluation in oncology • Employing PROTAC and non-CRBN based molecular glue degradation approaches • Guidelines for both of oral and IV-administered degraders • PK / PD, efficacy and safety modeling to optimize dosing and scheduling • Proprietary library of drug-like linkers, E3 ligase binders and potential glues • Chemistry to rapidly identify and optimize degraders PROTEIN DEGRADER PLATFORM ADVANCED MECHANISTIC CHARACTERIZATION • Native target turnover understanding • Cellular degradation kinetics and rates • Structural, biochemical and cellular ternary complex characterization • Global proteomics and ubiquitination studies • Computational modeling of degraders • Degradation efficacy across multiple cell types Molecular Glue PROTAC 67

Leadership Team, Board & Advisors FHD-286 is a Potent, Selective, Allosteric, Small Molecule Inhibitor of the BRG1 and BRM subunits of the BAF complex EXPERTISE ACROSS DRUG DISCOVERY, CLINICAL DEVELOPMENT AND COMMERCIALIZATION

| PROVEN LEADERSHIP TEAM 69 ADRIAN GOTTSCHALK President & CEO SAM AGRESTA, M.D., M.P.H & TM Chief Medical Officer MICHAEL LACASCIA Chief Legal Officer ALLAN REINE, M.D. Chief Financial Officer STEVE BELLON, PH.D. Chief Scientific Officer FANNY CAVALIE Chief Strategy and Business Operations Officer CARLOS COSTA Chief People Officer CHONG-HUI GU, PH.D. VP, CMC and QA JACQUELINE CINICOLA DANETTE L. DANIELS, PH.D. VP, Protein Degrader Platform KARIN HELLSVIK VP, Corporate Affairs ANDREW GERMAIN, PH.D. VP, Regulatory Affairs MURPHY HENTEMANN, PH.D. VP, Program LeadershipVP, Legal BEN STRAIN VP, Investor Relations & Corporate Communications NICOLA MAJCHRZAK VP, Clinical Development Operations SCOTT INNIS VP, Program Leadership KEVIN WILSON VP, Chemistry MARINA NELEN, PH.D. SAURABH SEWAK VP, Corporate DevelopmentVP, Drug Discovery DAN DINU VP, Information Technology

| INDUSTRY-LEADING BOARD OF DIRECTORS AND ADVISORS DOUG COLE, M.D. Flagship Pioneering – Board Chair; Founder BOARD OF DIRECTORS SCOTT BILLER, PH.D. Former CSO and Strategic Advisor, Agios SIMBA GILL, PH.D. Evelo Biosciences, Partner at Flagship Pioneering ADRIAN GOTTSCHALK Foghorn President & CEO CIGALL KADOCH, PH.D. Dana-Farber, Broad, HMS, HHMI; Founder ADAM KOPPEL, M.D., PH.D. Bain Capital Life Sciences MICHAEL MENDELSOHN, M.D. Cardurion Pharmaceuticals IAN SMITH Exec. Chair of Solid Bio., Former COO of Vertex CHARLES SAWYERS, M.D. MSKCC, HHMI – SAB Chair SCIENTIFIC & OTHER ADVISORS CRAIG PETERSON, PH.D. Professor, UMass Medical School GERALD CRABTREE, M.D. Stanford, HHMI; Founder DAVID SCHENKEIN, M.D. General Partner, GV TONY KOUZARIDES, PH.D. Gurdon Institute – University of Cambridge 70 B. LYNNE PARSHALL, ESQ. Senior Strategic Advisor, Ionis Pharmaceuticals THOMAS J. LYNCH, JR., M.D. Fred Hutchinson Cancer Center